Exhibit 99.1

FOR IMMEDIATE RELEASE

XPAC Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and
Redeemable Warrants Commencing September 20, 2021

NEW YORK, NY, September 17, 2021 — XPAC Acquisition Corp. (the “Company”) announced today that, commencing September 20, 2021, holders of the units sold in the Company’s initial public offering of 21,961,131 units completed on August 3, 2021, may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Capital Market (the “Nasdaq”) under the symbol “XPAXU,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the Nasdaq under the symbols “XPAX” and “XPAXW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

The Company is sponsored by XPAC Sponsor LLC, an affiliate of XP Inc. (NASDAQ: XP), a leading, technology-driven platform and trusted provider of financial products and services in Brazil. The Company, led by CEO and Chairman Chu Chiu Kong, CIO Guilherme Teixeira and CFO Fabio Kann, was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus on businesses located in Brazil.

The units were initially offered by the Company in an underwritten offering where Citigroup acted as the sole book-running manager and XP Investimentos Corretora de Câmbio, Títulos e Valores Mobiliários S.A. acted as financial advisor.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by telephone at 1-800-831-9146.

A registration statement relating to the units and the underlying securities became effective on July 29, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

XPAC Acquisition Corp.

xpac@xpi.com.br